Exhibit 99.2

BANKFINANCIAL CORPORATION

SECOND QUARTER 2010

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS:
Return on assets (ratio of net income (loss) to average total assets) (1)	(0.07)%	0.18%	(0.41)%	0.35%	(0.17)%
Return on equity (ratio of net income (loss) to average equity) (1)	(0.44)	1.08	(2.40)	2.02	(1.00)
Net interest rate spread (1)	3.30	3.48	3.38	3.43	3.27
Net interest margin (1)	3.53	3.73	3.67	3.74	3.61
Efficiency ratio	84.81	86.42	89.95	82.06	86.89
Noninterest expense to average total assets (1)	3.14	3.25	3.57	3.21	3.29
Average interest-earning assets to average interest-bearing liabilities	122.10	122.57	123.82	123.69	122.73
Number of full service offices	18	18	18	18	18
Employees (full time equivalents)	338	352	372	374	379

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS:
Total interest income	$16,451	$17,145	$17,980	$18,510	$18,713
Total interest expense	3,677	3,929	4,483	4,838	5,500

Net interest income before provision	12,774	13,216	13,497	13,672	13,213
Provision for loan losses	2,665	851	4,193	427	2,847

Net interest income	10,109	12,365	9,304	13,245	10,366
Noninterest income	1,812	1,455	2,135	1,660	1,802
Noninterest expense	12,370	12,678	14,061	12,581	13,047

Income (loss) before income tax	(449)	1,142	(2,622)	2,324	(879)
Income tax expense (benefit)	(161)	426	(1,026)	973	(214)

Net income (loss)	$(288)	$716	$(1,596)	$1,351	$(665)

Basic earnings (loss) per common share	$(0.01)	$0.04	$(0.08)	$0.07	$(0.03)

Diluted earnings (loss) per common share	$(0.01)	$0.04	$(0.08)	$0.07	$(0.03)

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
NONINTEREST INCOME AND EXPENSE:
Noninterest Income:
Deposit service charges and fees	$792	$773	$869	$904	$796
Other fee income	500	434	450	442	496
Insurance commissions and annuities income	179	135	234	193	111
Gain on sales of loans, net	68	47	175	88	180
Gain (loss) on sales of securities	31	—	(988)	—	—
Loss on disposition of premises and equipment	(17)	—	(35)	(1)	—
Loan servicing fees	154	170	162	155	161
Amortization and impairment of servicing assets	(78)	(243)	(17)	(182)	(25)
Earnings (loss) on bank owned life insurance	92	79	60	12	(33)
Other	91	60	1,225	49	116

Total noninterest income	$1,812	$1,455	$2,135	$1,660	$1,802

Noninterest Expense:
Compensation and benefits	$6,552	$7,211	$7,285	$6,948	$6,948
Office occupancy and equipment	1,609	1,801	1,845	1,567	1,666
Advertising and public relations	303	216	399	239	317
Information technology	961	921	915	848	866
Supplies, telephone, and postage	406	361	453	483	459
Amortization of intangibles	399	405	417	422	422
Operations of real estate owned	500	134	788	149	83
Loss on impairment of securities	—	—	—	401	—
FDIC insurance premiums	532	555	461	499	1,216
Other	1,108	1,074	1,498	1,025	1,070

Total noninterest expenses	$12,370	$12,678	$14,061	$12,581	$13,047

(1)	Annualized

BANKFNANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF FINANCIAL CONDITION

ASSETS:
Cash and due from other financial institutions	$13,618	$13,934	$20,355	$16,617	$17,667
Interest-bearing deposits in other financial institutions	205,666	161,897	87,843	85,281	42,250
Securities, at fair value	84,688	94,447	102,126	109,213	112,468
Loans held-for-sale	212	—	—	1,812	2,194
Loans receivable, net	1,123,949	1,152,385	1,218,540	1,233,199	1,268,771
Real estate owned	7,509	6,882	4,084	1,756	977
Stock in Federal Home Loan Bank, at cost	15,598	15,598	15,598	15,598	15,598
Premises and equipment, net	33,575	34,305	34,614	34,771	34,974
Intangible assets	26,057	26,456	26,861	27,278	27,700
Bank owned life insurance	20,322	20,230	20,151	20,091	20,079
FDIC prepaid expense	5,785	6,268	6,777	—	—
Income tax receivable	9,057	9,108	11,729	486	394
Other assets	19,603	17,144	18,285	28,477	29,925

Total assets	$1,565,639	$1,558,654	$1,566,963	$1,574,579	$1,572,997

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Deposits	$1,253,259	$1,231,971	$1,233,395	$1,211,838	$1,211,756
Borrowings	35,566	48,092	50,784	74,648	78,819
Other liabilities	17,417	14,882	19,181	21,799	18,146

Total liabilities	1,306,242	1,294,945	1,303,360	1,308,285	1,308,721
Stockholders’ equity	259,397	263,709	263,603	266,294	264,276

Total liabilities and stockholders’ equity	$1,565,639	$1,558,654	$1,566,963	$1,574,579	$1,572,997

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS:
Non-interest-bearing demand	$103,602	$101,284	$108,308	$110,697	$107,649
Savings deposits	97,907	99,107	96,107	96,372	98,327
Money market accounts	357,078	336,089	322,126	296,824	271,982
Interest-bearing NOW accounts	294,157	290,929	303,219	290,607	282,484
Certificates of deposit - Retail	390,635	390,587	388,871	402,305	429,457
Certificates of deposit - Wholesale	9,880	13,975	14,764	15,033	21,857

Total certificates of deposit	400,515	404,562	403,635	417,338	451,314

Total deposits	$1,253,259	$1,231,971	$1,233,395	$1,211,838	$1,211,756

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS:
One-to-four family residential real estate loans	$276,440	$283,556	$289,623	$293,927	$301,167
Multi-family mortgage loans	305,519	308,268	329,227	329,934	331,258
Nonresidential real estate loans	306,993	307,816	316,607	324,428	338,050
Construction and land loans	18,477	26,186	32,577	39,042	42,384
Commercial loans	72,716	70,420	88,067	74,567	88,853
Commercial leases	158,990	169,633	176,821	183,841	179,804
Consumer loans	2,263	2,394	2,539	2,565	2,495

Total loans	1,141,398	1,168,273	1,235,461	1,248,304	1,284,011
Net deferred loan origination costs	1,520	1,628	1,701	1,818	1,898
Allowance for loan losses	(18,969)	(17,516)	(18,622)	(16,923)	(17,138)

Loans, net	$1,123,949	$1,152,385	$1,218,540	$1,233,199	$1,268,771

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY RATIOS:
Nonperforming Assets:

Nonaccrual loans:
One-to-four family residential real estate loans	$10,788	$9,064	$11,453	$9,248	$4,984
Multi-family mortgage loans	16,405	13,033	13,961	8,196	9,085
Nonresidential real estate loans	9,511	10,810	11,074	9,172	8,955
Construction and land loans	6,948	6,948	8,841	11,082	12,726
Commercial loans	4,508	4,110	4,160	2,340	2,963
Commercial leases	—	—	—	—	105
Consumer loans	3	—	—	—	8

Nonaccrual loans	48,163	43,965	49,489	40,038	38,826
Real estate owned:
One-to-four family residential real estate	1,462	1,254	601	816	844
Multi-family real estate	2,649	1,958	976	45	133
Nonresidential real estate	1,815	2,056	1,416	600	—
Construction projects and land	1,583	1,614	1,091	295	—

Real estate owned	7,509	6,882	4,084	1,756	977

Nonperforming assets	$55,672	$50,847	$53,573	$41,794	$39,803

Asset Quality Ratios:
Nonperforming assets to total assets	3.56%	3.26%	3.42%	2.65%	2.53%
Nonaccrual loans to total loans	4.22	3.76	4.01	3.21	3.02
Allowance for loan losses to nonaccrual loans	39.39	39.84	37.63	42.27	44.14
Allowance for loan losses to total loans	1.66	1.50	1.51	1.36	1.33
Net charge-off ratio (1)	0.42	0.66	0.80	0.20	0.08

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
ALLOWANCE FOR LOAN LOSSES:
Beginning balance	$17,516	$18,622	$16,923	$17,138	$14,558
Provision for loan losses	2,665	851	4,193	427	2,847
Loans charged off	(1,241)	(1,974)	(2,573)	(660)	(296)
Recoveries	29	17	79	18	29

Ending balance	$18,969	$17,516	$18,622	$16,923	$17,138

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands) – (Unaudited)

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
SELECTED AVERAGE BALANCES:
Total average assets	$1,574,013	$1,559,221	$1,573,800	$1,566,127	$1,584,397
Total average interest-earning assets	1,452,835	1,437,236	1,458,026	1,452,054	1,467,900
Average loans	1,153,960	1,194,313	1,245,601	1,267,148	1,286,698
Average securities	88,017	96,778	103,141	108,759	115,667
Average stock in FHLB	15,598	15,598	15,598	15,598	15,598
Average other interest-earning assets	195,260	130,547	93,686	60,549	49,937
Total average interest-bearing liabilities	1,189,847	1,172,612	1,177,492	1,173,970	1,196,029
Average interest-bearing deposits	1,146,869	1,122,434	1,109,892	1,097,285	1,079,094
Average borrowings	42,978	50,178	67,600	76,685	116,935
Average stockholders’ equity	264,043	264,739	266,542	267,166	266,647

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest-earning assets	4.54%	4.84%	4.89%	5.06%	5.11%
Average loans	5.36	5.45	5.36	5.43	5.44
Average securities	4.15	4.22	4.22	4.15	4.29
Average other interest-earning assets	0.25	0.25	0.25	0.24	0.22

Total average interest-bearing liabilities	1.24	1.36	1.51	1.63	1.84
Average interest-bearing deposits	1.20	1.31	1.46	1.58	1.83
Average borrowings	2.27	2.42	2.41	2.46	1.93

Net interest rate spread	3.30	3.48	3.38	3.43	3.27
Net interest margin	3.53	3.73	3.67	3.74	3.61

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS:

BankFinancial Corporation:
Equity to total assets (end of period)	16.57%	16.92%	16.82%	16.91%	16.80%
Tangible equity to tangible total assets (end of period)	15.15	15.40	15.26	15.56	15.43

Risk-based total capital ratio	21.44	21.10	20.06	19.55	19.07
Risk-based tier 1 capital ratio	20.31	20.00	18.97	18.57	18.07
Tier 1 leverage ratio	15.16	15.41	15.27	15.17	15.14

BankFinancial FSB:
Risk-based total capital ratio	18.06	17.41	16.40	15.98	15.48
Risk-based tier 1 capital ratio	16.94	16.32	15.31	15.00	14.48
Tier 1 leverage ratio	12.74	12.67	12.44	12.25	12.12

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
COMMON STOCK AND DIVIDENDS:
Stock Prices:
Close	$8.31	$9.17	$9.90	$9.60	$8.86
High	9.99	10.16	10.40	11.04	11.10
Low	8.28	9.01	9.07	8.75	8.07

Book value per share	$12.32	$12.31	$12.31	$12.43	$12.34
Tangible book value per share	$11.08	$11.08	$11.05	$11.16	$11.05

Cash dividends declared and paid on common stock	$0.07	$0.07	$0.07	$0.07	$0.07

Stock repurchases	$3,125	$—	$—	$—	$691
Stock repurchases – shares	356,411	—	—	—	70,000

	2010		2009
	IQ	IVQ	IIIQ	IIQ	IQ
EARNINGS PER SHARE COMPUTATIONS:
Net income (loss)	$(288)	$716	$(1,596)	$1,351	$(665)

Average common shares outstanding	21,301,212	21,416,377	21,416,377	21,416,377	21,437,970
Less: Unearned ESOP shares	(1,457,047)	(1,488,018)	(1,512,499)	(1,549,780)	(1,574,268)
Unvested restricted stock shares	(106,850)	(108,650)	(197,672)	(217,850)	(220,652)

Weighted average common shares outstanding	19,737,315	19,819,709	19,706,206	19,648,747	19,643,050
Plus: Dilutive common shares equivalents	—	—	—	—	—

Weighted average dilutive common shares outstanding	19,737,315	19,819,709	19,706,206	19,648,747	19,643,050

Number of anti-dilutive stock options excluded from the diluted earnings per share calculation	2,320,803	2,322,603	2,322,603	2,322,603	2,322,603
Weighted average exercise price of anti-dilutive option shares	$16.51	$16.51	$16.51	$16.51	$16.51

Basic earnings (loss) per common share	$(0.01)	$0.04	$(0.08)	$0.07	$(0.03)

Diluted earnings (loss) per common share	$(0.01)	$0.04	$(0.08)	$0.07	$(0.03)

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include core return on assets, core return on equity, core dilutive earnings (loss) per share, core operating expense to average total assets, and core efficiency ratio. Management also believes that by excluding equity-based compensation expense, amortization of intangibles expenses, loss on sale of our Freddie Mac preferred stocks, loss on impairment of securities, gain on sale of merchant processing operations, and the FDIC special assessment from other noninterest income and expense, these ratios and earnings (loss) per share better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND SIX MONTH PERIODS

ENDED JUNE 30, 2010 AND 2009

	Three months ended June 30,		Six months ended June 30,
	2010	2009	2010	2009

Core operating income (loss):
Net income (loss)	$(288)	$(665)	$428	$(493)

Adjustments:
Equity-based compensation	595	604	1,227	1,664
Amortization of intangibles	399	422	804	851
FDIC special assessment	—	700	—	700
Tax effect on adjustments assuming 39.745% tax rate	(395)	(686)	(807)	(1,278)

Core operating income	$311	$375	$1,652	$1,444

Return on assets (ratio of net income to average total assets) (1)	(0.07)%	(0.17)%	0.05	(0.06)%
Core return on assets (ratio of core operating income to average total assets) (1)	0.08%	0.09%	0.21%	0.18%

Return on equity (ratio of net income to average equity) (1)	(0.44)%	(1.00)%	0.32%	(0.37)%
Core return on equity (ratio of core operating income to average equity)(1)	0.47%	0.56%	1.25%	1.08%

Diluted earnings per common share	$(0.01)	$(0.03)	$0.02	$(0.03)
Core dilutive earnings per common share	$0.02	$0.02	$0.08	$0.07

Core operating expenses:
Noninterest expenses	$12,370	$13,047	$25,048	$26,089
Adjustments:
Equity-based compensation	(595)	(604)	(1,227)	(1,664)
Amortization of intangibles	(399)	(422)	(804)	(851)
FDIC special assessment	—	(700)	—	(700)

Core operating expenses	$11,376	$11,321	$23,017	$22,874

Noninterest expense to average total assets (1)	3.14%	3.29%	3.20%	3.34%
Core operating expense to average total assets (1)	2.89%	2.86%	2.94%	2.92%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	84.81%	86.89%	85.61%	87.47%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	77.99%	75.40%	78.67%	76.69%

(1)	Annualized for the three-month periods.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

	2010		2009
	IIQ	IQ	IVQ	IIIQ	IIQ
FOR THE LATEST FIVE QUARTERS
Core operating income (loss)
Net income (loss)	$(288)	$716	$(1,596)	$1,351	$(665)
Adjustments:
Equity-based compensation	595	632	681	691	604
Amortization of intangibles	399	405	417	422	422
Loss on sales of Freddie Mac preferred stocks	—	—	988	—	—
Loss on impairment of securities	—	—	—	401	—
Gain on sale of merchant processing operations	—	—	(1,300)	—	—
FDIC special assessment	—	—	—	—	700
Tax effect on adjustments assuming 39.745% tax rate	(395)	(412)	(312)	(602)	(686)

Core operating income (loss)	$311	$1,341	$(1,122)	$2,263	$375

Return on assets (ratio of net income (loss) to average total assets) (1)	(0.07)%	0.18%	(0.41)%	0.35%	(0.17)%
Core return on assets (ratio of core operating income (loss) to average total assets) (1)	0.08%	0.34%	(0.29)%	0.58%	0.09%

Return on equity (ratio of net income (loss) to average equity) (1)	(0.44)%	1.08%	(2.40)%	2.02%	(1.00)%
Core return on equity (ratio of core operating income (loss) to average equity) (1)	0.47%	2.03%	(1.68)%	3.39%	0.56%

Diluted earnings (loss) per common share	$(0.01)	$0.04	$(0.08)	$0.07	$(0.03)
Core diluted earnings (loss) per common share	$0.02	$0.07	$(0.06)	$0.12	$0.02

Core operating expense:
Noninterest expense	$12,370	$12,678	$14,061	$12,581	$13,047
Adjustments:
Equity-based compensation	(595)	(632)	(681)	(691)	(604)
Amortization of intangibles	(399)	(405)	(417)	(422)	(422)
Loss on impairment of securities	—	—	—	(401)	—
FDIC special assessment	—	—	—	—	(700)

Core operating expense	$11,376	$11,641	$12,963	$11,067	$11,321

Noninterest expense to average total assets (1)	3.14%	3.25%	3.57%	3.21%	3.29%
Core operating expense to average total assets (1)	2.89%	2.99%	3.30%	2.83%	2.86%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	84.81%	86.42%	89.95%	82.06%	86.89%
Core efficiency ratio (ratio of core operating expense to net interest income plus core noninterest income)	77.99%	79.35%	84.61%	73.68%	75.40%

(1)	Annualized for the three-month periods.